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                                   FORM 8-A

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                Lantronix, Inc.
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            (Exact name of Registrant as specified in its charter)


 Delaware                                                     33-0362767
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(State of incorporation or organization)                (IRS Employer I.D. No.)



               15353 Barranca Parkway, Irvine California 92618
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                   (Address of principal executive offices)



Securities to be registered pursuant to Section 12(b) of the Act:

                                     NONE
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Securities to be registered pursuant to Section 12(g) of the Act:

                        Common Stock, $0.0001 par value
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Item 1. Description of Registrant's Securities to be Registered
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          Incorporated by reference to page 49 through 51 of the Preliminary
          Prospectus, contained in Registrant's Registration Statement on Form S-1 filed on July 13, 2000 (the "S-1 Registration Statement").

Item 2. Exhibits
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          The following exhibits are filed as a part of this registration statement:

     1.* Form of Certificate of Incorporation to be filed after the closing of the offering made under the S-1 Registration Statement.
     2.** Bylaws of registrant to be filed after the closing of the offering made under the S-1 Registration Statement.
     3*** Form of Registrant's common stock certificate.
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*    Incorporated by reference to Exhibit 3.1 to the S-1 Registration Statement.
**   Incorporated by reference to Exhibit 3.2 to the S-1 Registration Statement.
***  Incorporated by reference to Exhibit 4.1 to the S-1 Registration Statement


                                  SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  August 1, 2000

                              LANTRONIX, INC.


                              By:   /s/ Frederick G. Thiel
                                 -----------------------------------------------
                                  Frederick G. Thiel, President


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